Exhibit 10.2
RESEARCH, DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT
     This Research, Development and Commercialization Agreement (“Agreement”) is entered into as of this 20th day of April, 2005, by and between:
     on the one hand,
Hoffmann-La Roche Inc., a corporation organized and existing under the laws of the State of New Jersey, with its principal place of business at 340 Kingsland Street, Nutley New Jersey 07110 (“Roche Nutley”), and F.Hoffmann-La Roche Ltd, a Swiss corporation, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”; Roche Nutley and Roche Basel are collectively referenced as “Roche”), and on the other hand,
     Miikana Therapeutics Inc., a corporation organized and existing under the laws of the State of California, with its principal place of business at 6519 Dumbarton Circle, Fremont, CA 94555 USA (“Miikana”). Miikana and Roche each may be referred to herein as a “Party,” and collectively as “Parties.’
     WHEREAS, Roche owns or possesses certain patent rights, know-how and regulatory filings with respect to various orally active cell cycle inhibitors (“CCI”), including the CCI compounds known as     *    ;
     WHEREAS, Roche believes that     *     and related compounds have the potential to become a drug with significant worldwide annual sales, and that Miikana has the ability to realize the potential of certain of these compounds;
     WHEREAS, Miikana desires to develop     *     , and/or     *     and ensure that it is diligently developed and commercialized worldwide so as to realize promptly its therapeutic and commercial potential;
     WHEREAS, Miikana desires to obtain rights from Roche so that Miikana, either on its own     *     , and/or     *     and realizes its therapeutic and commercial potential;
     WHEREAS, Miikana desires to obtain an exclusive license under Roche’s patent rights, know-how and regulatory filings to begin development and commercialization     *     ,     *     and/or     *     ; and
     WHEREAS, Roche is willing to grant an exclusive license to Miikana under such patent rights and know-how.
     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree as follows:

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

ARTICLE 1
DEFINITIONS
     As used in this Agreement, the following terms shall have the following meanings, and singular forms, plural forms and derivative forms, (i.e. other parts of speech) shall be interpreted accordingly:
     1.1 “Affiliate” means any corporation or non-corporate business entity that directly or indirectly controls, is controlled by, or is under common control with a Party to this Agreement. As used in this definition, the term “control” (with correlative meanings for the terms “controlled by” and “under common control with”) means that an entity owns greater than fifty percent (>50%) of the voting stock of the subject entity with the ability to elect a majority of the board (or managing members) of such entity, or otherwise has the power to govern and control the financial and the operating policies and management of the subject entity, whether through the ownership or control of voting securities, by contract or otherwise. With respect to Roche, the term “Affiliate” shall not include Genentech, Inc., nor Chugai Pharmaceutical Co., Ltd, unless Roche opts for such inclusion by giving written notice to Miikana.
     1.2 “Combination Product” means a finished product containing a Compound or Derivative in combination with one or more other active pharmaceutical ingredients, devices, equipment or components that are not themselves Licensed Products.
     1.3 “Commencement” means, with respect to a clinical trial, the date upon which the first patient receives the first dose of an item that is the subject of such clinical trial.
     1.4 “Commercialize” means to make, have made, develop, use, sell, have sold, offer for sale, and import.
     1.5 “Compound” means (a) the compound known as     *     and/or           , or (b) any compound that is a salt, ester or polymorph of     *     and/or     *    .
     1.6 “Controlled” means, with respect to Know-How or patents, that the applicable Party has licensed (or otherwise obtained rights to or under) such Know-How or patents from a Third Party and such Party has the right to grant sublicenses to such Know-How or patents.
     1.7 “Derivative” means a metabolite, prodrug or regioisomer     *     and     *     that is claimed, generically or specifically, in the Roche Patent Rights.
     1.8 “Development Plan” means the model plan for guiding the development of Licensed Products, the first draft of which is set forth in Appendix C.
     1.9 “Dollars” or “$” means US dollars.
     1.10 “Effective Date” means the date first mentioned above.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     1.11 “FDA” means the United States Food and Drug Administration and any successor entity thereto.
     1.12 “FD&C Act” means the US Federal Food, Drug and Cosmetic Act, as amended, and the equivalent laws and regulations in any foreign countries or jurisdictions.
     1.13 “Field” means all therapeutic, prophylactic, and other pharmaceutical uses, applications and indications.
     1.14 “First Commercial Sale” means the first sale of a Licensed Product in a particular country to a Third Party following its approval for marketing and sale by the applicable Regulatory Agency in such country.
     1.15 “Global Alliance Director” means an employee of Roche who is selected by Roche to be the point person with primary responsibility for communications and interactions with Miikana.
     1.16 “IND” means an Investigational New Drug Application filed with the FDA and covering administration of a Compound or Derivative.
     1.17 “Inventions” means any and all useful ideas, concepts, methods, procedures, processes, improvements, inventions, discoveries, and reductions to practice, whether or not patentable, which arise from or are first made, conceived or first reduced to practice in the course of the activities conducted pursuant to or in exercise of a right granted under this Agreement.
     1.18 “Know How” means all non-patented data, information, methods, procedures, processes, materials and other know-how. Know-How includes but is not limited to: biological, chemical, biochemical, toxicological, pharmacological, metabolic, formulation, clinical, regulatory, manufacturing, analytical and stability information and data (other than such information and data which is or becomes the subject of a patent or patent application).
     1.19 “Licensed Product” means any product containing a Compound or a Derivative, including all formulations, dosages, and dosage forms thereof.
     1.20 “Maior Market” means any of the     *     .
     1.21 Miikana Group” means Miikana, its Affiliates and sublicensees under this Agreement.
     1.22 “Miikana Know-How” means all Know-How that is related to the Compound, a Derivative, or a Licensed Product, and is owned or Controlled by the Miikana Group and in which the Miikana Group has a transferable interest.
     1.23 “Miikana Patent Rights” means all Patents in the Territory that (a) claim a Compound, Derivative or Licensed Product, or the manufacture or use thereof, and (b) are owned or Controlled by Miikana or any of its Affiliates during the term of this Agreement.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     1.24 “NDA” means a New Drug Application accepted for filing with a Regulatory Agency for a Compound or Derivative.
     1.25 “Net Sales” means, with respect to Miikana, the amount of gross sales of all Licensed Products in the Territory invoiced by the Miikana Group to Third Parties, as reduced by the following deductions to the extent actually allowed or incurred with respect to such sales: (a) transportation charges, and other shipping charges, such as insurance, (b) sales, value-added and excise taxes, customs, duties, and any other governmental charges, to the extent imposed upon the sale of the Licensed Product and paid by the selling party, provided that no income taxes shall be deducted from gross sales of Licensed Product to calculate Net Sales, (c) distributors fees, rebates or allowances actually granted or allowed, including government and managed care rebates, (d) quantity discounts, cash discounts or chargebacks actually granted, allowed or incurred, (e) allowances or credits to customers, not in excess of the selling price of Licensed Product, on account of governmental requirements, rejections, recalls or returns, and (f) allowances for bad debt actually documented to have occurred solely as a result of sale of the Licensed Product.
     If a Licensed Product is contained within a Combination Product then Net Sales for such Combination Product, for purposes of calculating the royalties owed on sale of such Combination Product, shall be reduced by multiplying Net Sales of such Combination Product (as determined above) by the fraction A/(A+B) where A is the selling price of the Compound-containing unit if sold separately and B is the selling price of the other active pharmaceutical ingredients, devices, equipment or components in the Combination Product if sold separately. If the Compound-containing unit or one or more of such active pharmaceutical ingredients, devices, equipment or components in the Combination Product are not sold separately, then the parties shall negotiate in good faith a formula for adjusting Net Sales to reflect the relative value of the contribution of the Compound-containing unit to the total sales price of the Combination Product.
     1.26 “Patent” means (a) any patent, including re-examinations, reissues, renewals, extensions and term restorations thereof, and any foreign counterpart of any of the foregoing, and (b) any pending application for patent, including, without limitation, provisional applications, continuations, continuations-in-part, divisional and substitute applications, inventors’ certificates, and extensions, and any foreign counterpart of any of the foregoing.
     1.27 “Phase I” means, with respect to the United States, the first phase of human clinical trials using a limited number of human subjects to gain evidence of the safety and tolerability of a Licensed Product and information regarding pharmacokinetics and potentially pharmacological activity for such Licensed Product, Compound or Derivative, which human clinical trials are completed prior to the initiation of Phase II, as described in 21 C.F.R. § 312.21(a), as may be amended, or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
     1.28 “Phase II” means, with respect to the United States, the second phase of human clinical trials of a Licensed Product in human subjects to gain evidence of the efficacy in one or more indications and expanded evidence of the safety of such Licensed Product, Compound or Derivative, as well as an indication of the dosage regimen required, as described in

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

21 C.F.R.§ 312.21(b), as may be amended, or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
     1.29 “Phase III` means, with respect to the United States, the third phase of human clinical trials of a Licensed Product, which are large-scale trials to gain evidence of the efficacy and safety in a number of human subjects sufficient to support Registration for such Licensed Product, Compound or Derivative with the FDA, as described in 21 C.F.R. § 312.21(c), as may be amended, or, with respect to any other country or jurisdiction, the equivalent of such a clinical trial in such other country or jurisdiction.
     1.30 “Registration” in relation to any Licensed Product means such approvals by the applicable Regulatory Agency in a country (or community or association of countries) included in the Territory (including, where applicable, price approvals) that are required to be obtained prior to marketing and selling such Licensed Product in such country or jurisdiction.
     1.31 “Regulatory Agency” means, with respect to any particular country or jurisdiction, the governmental authorities, bodies, commissions, agencies and/or other instrumentalities of such country or jurisdiction (the EMEA with respect to the EU), with the primary responsibility for the evaluation or approval of pharmaceutical products before such product can be tested, marketed, promoted, distributed or sold in such country, including such governmental bodies that have jurisdiction over the conduct of clinical trials and/or the pricing of such pharmaceutical product. The term “Regulatory Agency” includes the FDA.
     1.32 “Regulatory, Filing means any filing with a Regulatory Agency relating to or to permit or request, as applicable, the clinical evaluation or Registration of a Licensed Product. Regulatory Filings include without limitation INDs and NDAs.
     1.33 “Roche Know-How” means all Know-How which on the Effective Date is owned or Controlled by Roche and in which Roche has a transferable interest.
     1.34 “Roche Patent Rights” means all Patents in the Territory listed on Appendix A, and any future Patents that claim priority from or the benefit of the filing date of any of the patents and applications listed in Appendix A, and including any and all extensions, supplementary protection certificates and the like with respect to any of the foregoing.
     1.35 “Territory” means the entire world, subject to Section 12.7(a).
     1.36 “Third Party” means any party other than Roche, Roche’s Affiliates, Miikana, or Miikana’ Affiliates.
     1.37 “Transfer Know-How” means the Roche Know-How identified on Appendix B.
     1.38 “US” means the United States of America, its territories and possessions.
     1.39 “Valid Claim” means a claim contained in (i) an issued and unexpired patent included within the Roche Patent Rights or Miikana Patent Rights that has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

competent jurisdiction, which decision is not subject to any further appeal, and that has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise or (ii) a patent application which is included within the Roche Patent Rights or Miikana Patent Rights and has been pending for less than     *     from the priority date. If a claim of a patent application that ceased to be a Valid Claim under item (ii) because of the passage of time later issues as a part of a patent within item (i), then it shall again be considered to be a Valid Claim effective as of the issuance of such patent.
ARTICLE 2
GRANT OF LICENSE
     2.1 Grant. Subject to the terms and conditions of this Agreement, Roche hereby grants to Miikana and its Affiliates, and Miikana hereby accepts on its and their behalf, a sole and exclusive license, with full rights to sublicense as provided in Section 2.2, under the Roche Patent Rights and Roche Know-How, to (a) develop, use, sell, offer for sale, and import Licensed Products in the Territory, and (b) make and have made Licensed Products in the Territory for such development, use, sale, offering for sale, and importation. Notwithstanding anything to the contrary in this Section 2.1, Roche shall retain all rights under the Roche Patent Rights and Roche Know How for any other purpose. Miikana’s rights to import in the Territory shall not include     *     . Subject to the terms and conditions of this Agreement, Roche also grants to Miikana, its Affiliates and sublicensees immunity from suit from Roche and its Affiliates under any Patent owned or controlled by Roche or its Affiliates on the Effective Date, and any other Patent that claims priority from or the benefit of the filing date of any of the foregoing Patents, with respect to making, using, selling, offering for sale or importing of Licensed Product in a formulation in existence as of the Effective Date (which includes without limitation any additional dosages, dosage forms, and separate packagings thereof).
     2.2 Right to Sublicense. Miikana and its Affiliates shall have the right to sublicense the rights granted under Section 2.1 to Third Parties (which will have no right to further sublicense, except to the Affiliates of such Third Party sublicensees). If Miikana grants such sublicenses, then all such sublicenses shall conform to and be in accordance with the terms of this Agreement. Miikana assumes full responsibility for the performance of all obligations under this Agreement and will remain obligated to Roche for all royalties due under this Agreement by reason of the operations of any such sublicense.
     2.3 Covenant Regarding License Scope. Miikana hereby covenants and agrees that it and its Affiliates shall not, during the term of this Agreement, knowingly practice any Roche Patent Rights or Roche Know How outside the scope of the license granted by Roche in Section 2.1.
     2.4 Diligence. If Miikana has not completed a     *     clinical trial within ___    *    ___years after the Effective Date with respect to any Licensed Product, then Roche may terminate all licenses granted herein. Following such termination by Roche under this Section 2.4     *    .

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

ARTICLE 3
RESEARCH AND DEVELOPMENT REIMBURSEMENT AND MILESTONE
PAYMENTS
     3.1 Fees. Miikana shall pay to Roche in consideration for the rights granted herein a fee which shall be non-refundable, and non-creditable, and shall consist of (a)     *                shares of Miikana Series A Preferred stock, issued on the Effective Date pursuant to the Stock Purchase Agreement attached hereto as Appendix E, and (b)     *     in cash, owing as of the Effective Date and payable on or before the dates set forth below:

Time	Amount
By the earlier of either (a) June 30, 2005, or (b) the closing date of Miikana’s Series B Financing	*

By September 30, 2005	*
Of the above, the     *                shares of Miikana Series A Preferred stock and Dollars ___    *    ___shall be issued and paid to F.Hoffmann-La Roche Ltd and the remaining     *     Dollars ( $    *     ) shall be paid to Hoffmann-La Roche Inc.
     3.2 Milestone Payments. Miikana shall pay to Roche non-refundable, non-creditable milestone payments in the amounts specified in tabular form below (each a “Milestone Payment”) no later than     *     days after the first occurrence of each of the following events with respect to each Licensed Product, as they occur:

Milestones	Payments (Dollars)
Commencement Phase III	*
NDA Filing in the USA	*
NDA Filing outside the USA	*
First Commercial Sale in the USA	*
First Commercial Sale outside the USA	*
First time annual sales in the Territory exceed *	*
First time annual sales in the Territory exceed *	*
All milestones payments set forth under this Section 3.2 shall be paid to Roche only once for a given Licensed Product containing a particular Compound or particular Derivative, and once

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

paid shall be non-refundable. For clarity, once any milestone payment is paid to Roche under this Section 3.2 for a given Licensed Product, such payment shall not be owed with respect to any other Licensed Product containing the same Compound or Derivative even if such milestone is subsequently achieved again by the Licensed Product having a different dosage, dosage form, package, formulation, modes of administration or intended indication. Of course, if another Licensed Product has a different Compound or Derivative than the previous Licensed Product, then Miikana shall pay to Roche the milestones set forth under this Section 3.2 with respect to such other Licensed Product. If development of a Licensed Product is terminated prior to First Commercial Sale of such Licensed Product, then Miikana may credit such milestone payments paid to Roche with respect to such Licensed Product against milestone payments that become due for a subsequent Licensed Product. The term “annual sales” shall mean Net Sales in a given calendar year.
ARTICLE 4
ROYALTIES
     4.1 Royalties in General. For each Licensed Product, the obligation of Miikana to pay Roche royalties based on sales of the Licensed Product in a given country shall commence on the date of the First Commercial Sale of such Licensed Product by the Miikana Group in such country and shall continue until the     *     of (a) the date upon which there no longer exists in such country a Patent within the Roche Patent Rights having a Valid Claim that claims the manufacture, use or sale of such Licensed Product in such country, or (b) subject to Section 4.3, the date which is     *     years after the date of First Commercial Sale of such Licensed Product in such country. Miikana shall pay or cause to be paid to Roche a royalty based on Net Sales made by the Miikana Group in the Territory, on a country-by-country basis, at the applicable incremental royalty rate as provided for in the table below in this Section 4.1, subject to reduction as provided in Section 4.3.

Total, Territory wide Annual Net Sales in a single calendar year	Royalty Rate
Amount of Net Sales up to and including *	*
Amount of Net Sales over * and up to and including *	*
Amount of Net Sales over * and up to and including *	*
Amount of Net Sales over *	*
     4.2 Accrual of Royalties. No royalty shall be due or owing from the use or distribution of a Licensed Product in transactions where no consideration is received by the Miikana Group, such as when a Licensed Product is made or used for tests or development purposes or is distributed as samples. No royalties shall be payable on sales among entities within the Miikana Group, but royalties shall be payable on subsequent sales by entities within the Miikana Group to a Third Party. No multiple royalties shall be payable under this Agreement because a commercialized Licensed Product is covered by more than one Valid Claim or is covered by both a claim with respect to Know-Haw and a Valid Claim.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     4.3 Reduction for Third Party Licenses.
          (a) If Miikana pays royalties, upfront fees or milestone payments to Third Parties pursuant to intellectual property license agreements covering the manufacture, use or sale of Licensed Products and negotiated at arm’s length, then Miikana may credit     *     of such payments paid to such Third Parties against the amounts otherwise payable pursuant to Section 4.1.
          (b) Likewise, if no Patent within the Roche Patent Rights has a Valid Claim that claims the manufacture, use or sale of such Licensed Product in a country, then Miikana may credit     *     of the royalties otherwise due from sales in such country against the amounts otherwise payable pursuant to Section 4.1.
          (c) The credit provided by Section 4.3(a) shall be effective only for Licensed Products sold after any payments required by the licenses from such Third Parties are incurred. Miikana shall provide Roche with written notice of such a requirement within     *     after it becomes effective, and such notice shall include the name of the Third Party, the patents under which payments are being paid to the Third Party, and the element of the Licensed Product to which the third-party intellectual property applies. In no event shall royalties payable pursuant to Section 4.1 be reduced, due to application of this Section 4.3, by more than     *     of the amount that otherwise would be owed.
ARTICLE 5
ROYALTY REPORTS AND ACCOUNTING
     5.1 Royalty Payments; Royalty Reports. After the First Commercial Sale and for the remaining term of this Agreement, Miikana shall submit with each payment of royalties to Roche a written royalty report (“Royalty Report”) covering sales of Licensed Product for each Miikana fiscal quarter (currently ending on or about the last day of March, June, September, and December) with the following information provided on a country-by-country basis for the Major Market countries and for the rest of the world as a whole:
          (a) Net Sales showing all deductions starting with gross sales;
          (b) the royalties, payable in Dollars, which shall have accrued hereunder in respect to such Net Sales;
          (c) withholding taxes, if any, required by law to be deducted in respect of such sates;
          (d) the exchange rates used in determining the amount of Dollars; and
          (e) the royalty rates applied to calculate royalties due hereunder.
     Royalty Reports shall be due for the entire Territory no later than     *     days after the end of the fiscal quarter to which they pertain.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     5.2 Exchange Rate; Manner of Payment. All payments due under this Agreement shall be made in Dollars via wire transfer of immediately available funds, or by such other commercially reasonable means as may be designated by Roche. Royalty payments due on Net Sales in countries in the Territory outside the US shall be made in Dollars, after being converted by Miikana using the average rate of exchange for such currencies during the applicable calendar quarter, as retrieved from     *     system for the applicable period. If by law, regulations or fiscal policies, remittance of royalties in Dollars, or removal of currency from the country, is prohibited or restricted, Miikana will notify Roche and payment of the royalty obligation shall be made by deposit thereof in local currency to the credit of Roche in a recognized banking institution in such country designated by Rode. If in any country or jurisdiction, the law, regulations or fiscal policies prohibit both the transmittal and deposit of royalties on sales in such country, royalty payments calculated as a percentage of Net Sales in that country shall be suspended for as long as such prohibition is in effect and as soon as such prohibition ceases, all royalties that Roche would have otherwise been entitled to shall be transmitted or deposited to the extent allowable.
     5.3 Payment Due Dates. Royalties shown to have accrued by each Royalty Report provided for under Article 5 of this Agreement shall be due and payable     *     after the end of the fiscal quarter to which they pertain. Payment of royalties in whole or in part may be made in advance of such due date. All royalty and other payments due to Roche hereunder, shall be made in Dollars and delivered to the account specified below or to any other account specified by Roche:
     WIRE PAYMENT TO:

Account of.	Hoffmann-La Roche Inc
Account No.:	*
Bank Name:	*
*
ABA Routing No:	*
     5.4 Right to Audit
          (a) Upon written request to Miikana and at least     *     prior notice from Roche, at Roche’s expense and not more that     *     a calendar year, Roche’s independent certified public accountants may perform, on the behalf of Roche, an audit in accordance with GAAP standards of such of Miikana’ books and records during normal business hours as may be reasonably necessary to verify the accuracy of the Royalty Reports furnished by Miikana and to confirm payments made hereunder with respect to any quarterly period ending not more than     *     prior to the date of such request. Audits may be performed no more than once for a given audit period.
          (b) Miikana shall keep, and shall cause its Affiliates, sublicensees, and Affiliates’ sublicensees to keep, complete and accurate records pertaining to the sale of Licensed Products and the royalties and other amounts payable under this Agreement in sufficient detail to permit Roche to confirm the accuracy of all payments due hereunder for no less than     *

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

after the time periods to which such records relate. Miikana shall include in each written sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Roche’s auditor subject to the same terms and conditions as stated in this Section 5.4. Such records shall be sufficient for Roche to determine Net Sales on a country-by-country basis.
          (c) Upon the expiration of     *     following the end of any quarterly royalty payment period, the calculation of royalties payable with respect to such quarter shall be binding and conclusive upon Roche (except with respect to any audit then underway, and except for fraud or intentional misrepresentation), and the Miikana Group shall be released from any liability or accountability with respect to royalties for such fiscal year.
          (d) Any report prepared by the auditor, shall disclose only the conclusions of the auditor regarding the audit and the amount of any underpayment or overpayment of royalties, if any, without disclosure of or reference to supporting documentation. A copy of such report shall be sent or otherwise provided to Miikana by the auditor at the same time it is sent or otherwise provided to Roche.
          (e) If an auditor’s report shows any underpayment of royalties, Miikana shall remit, or shall cause its Affiliates, sublicensees, or Affiliates’ sublicensees to remit, to Roche the amount of such underpayment within     *     after Roche’s receipt of the auditor’s report. If the amount of any underpayment of royalties is in excess of     *     of the total royalties due to Roche with respect to the period covered by the Auditor’s report, then Miikana shall reimburse Roche for the cost of the audit in which the underpayment was discovered, the underpayment, and interest on the underpayment at the     *     rate plus     *     . Any overpayment of royalties shall be fully creditable against future royalties payable in subsequent royalty periods.
     5.5 Confidentiality of Records. Roche agrees that all information subject to review under this Article 5 or under any sublicense agreement (other than the reported results of such review) is confidential and that Roche and the auditor shall retain all such information in confidence, although this condition is not intended to restrict Roche from enforcing any term or provision of this Agreement in arbitration or court.
     5.6 Recruiting of forecasted sales. Commencing after the First Commercial Sale, each year in June, Miikana shall provide Roche with a good faith Net Sales forecast for the following     *     . This annual forecast shall be for informational purposes only and shall not confer any right or obligation on either Party with respect to projected sakes figures. The forecast will consist of Miikana’s reasonable estimate of the quarterly Net Sales for the two remaining quarters in the then current year and the four quarters in the following year.     *         *    .

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

ARTICLE 6
RESEARCH, DEVELOPMENT AND MARKETING
     6.1 Development. Prior to the Effective Date, Roche has conducted research and development of the Compound. Miikana has drafted a Development Plan to guide the further clinical development of the Compound and have appended it at Appendix C. The Development Plan merely serves as a guide and may undergo substantive changes as it is implemented.
     6.2 Liaison.
          (a) At the Effective Date of this Agreement, Roche shall assign a Global Alliance Director to be the liaison with Miikana. The Global Alliance Director will be the Roche point person with primary responsibility for communications and interactions with Miikana related to:
(i)     *
(ii)     *
(iii)     *
(iv)     *
(v)     *
          (b) Similarly and for reasons including those set out in Section 6.2(a). Miikana shall assign a liaison with Roche.
     6.3 Development Program.
          (a) Miikana shall, at its expense, conduct a clinical and commercial development program relating to the use of a Licensed Product using commercially reasonable efforts (“Development Program”) consistent with the Development Plan. Miikana shall provide ___    *    ___written reports to the Global Alliance Director on the progress of the Development Program, and     *     shall provide to the Global Alliance Director a written status report of all Development Program activities.
          (b) At a minimum, the Development Plan shall include a Phase-to-Phase progression of the program that is results- and regulatory-based. Miikana shall conduct a Phase II clinical program in accordance with the Development Plan. The clinical portion of the Development Plan shall be designed to obtain sufficient data to support progressing to one or

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

more pivotal clinical trials designed to obtain sufficient data to support Registration in at least one indication in the Field.
          (c) Based on the Phase II clinical data and correspondence from Regulatory Agencies concerning such Phase II data, Miikana shall,     *     after completion of all Phase II clinical trials, either (i) commence one or more pivotal clinical trials designed to obtain sufficient data to support Registration in at least one indication in the Field or (ii) notify Roche that it is terminating the Agreement.
          (d) The Development Plan may be reasonably modified and updated at any time as is deemed necessary at the discretion of Miikana.
          (e) Reversion to Roche. Notwithstanding anything in this Agreement to the contrary, if at any time and for any reason, whether scientific, technical, medical, economic, commercial or otherwise, Miikana shall determine that it is not reasonable to continue clinical trials or other development of Licensed Products, it may deliver a written notice of such determination to Roche, and its election to cease further development, in which event, Roche may terminate the Agreement and all licenses granted herein pursuant to Section 12.3(b). Likewise, if Miikana determines not to pursue the development or commercialization of a Licensed Product in any of the following sub-territories: (i) the US, (ii) Japan, (iii) the European Union (in such case at least     *     of the Major Markets in the European Union), then Miikana shall provide Roche with written notice of its decision and shall terminate this Agreement with respect to such sub-territory, within     *     following Roche’s receipt of such notice, in which event, Roche may terminate the Agreement and all licenses granted herein solely for such sub-territory pursuant to Section 12.3(b).
ARTICLE 7
PATENT RIGHTS
     7.1 Patent Prosecution and Maintenance.
          (a) Roche shall, at its sole expense, prosecute any and all patent applications within the Roche Patent Rights to obtain patents thereon and to maintain all patents included in the Roche Patent Rights. Interferences, nullification proceedings and oppositions shall be considered a part of the prosecution and maintenance of the Roche Patent Rights.
          (b) Miikana shall, at its sole expense, prosecute any and all patent applications within the Miikana Patent Rights, to obtain patents thereon and to maintain all patents included in the Miikana Patent Rights using patent counsel of its choice. Interferences, nullification proceedings and oppositions shall be considered a part of the prosecution and maintenance of the Miikana Patent Rights.
          (c) Miikana and Roche shall each keep the other reasonably informed of its prosecution of the Miikana Patent Rights or Roche Patent Rights, as the case may be. Each Party agrees to provide the other Party with a written report no less frequently than once each year updating the other Party with respect to the status of its prosecution of the Miikana Patent Rights or Roche Patent Rights. If either Party fails to perform its obligations under Section

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

7.9(a) or (b), then the other shall have the right to perform such activities on its behalf. At the request of the other Party at anytime during the term of this Agreement each Party shall execute such documents as the other Party may deem necessary or advisable to protect or perfect its rights in the relevant Patent Rights, and shall assist the other party in obtaining, defending and enforcing such Party’s rights therein. Each Party hereby appoints the other as its attorney-in-fact to execute on its behalf any documents deemed necessary or advisable by the other Party to protect or perfect its rights to any relevant Patent Rights.
     7.2 Discontinuance/Abandonment. Notwithstanding won 7.1, each of Roche and Miikana shall have the right to discontinue the prosecution of any patent application, or to abandon any patent, encompassed within the Roche Patent Rights or Miikana Patents, as the case may be. If a party (“Abandoning Party”) decides to abandon or allow to lapse any patent application or patent within its patent rights (Roche Patent Rights or Miikana Patent Rights, as the case may be), then the Abandoning Party shall inform the other party (“Non-Abandoning Party”) at least     *     prior to such abandonment or lapse and the Non-Abandoning Party shall be given the opportunity to have such patent assigned to it from the Abandoning Party. If a Roche patent application or patent is assigned to Miikana, then for so long as such patent application or patent remains in effect it shall be considered Roche Patent Rights for purposes of royalty payments under Article 4; provided, however, Miikana shall be entitled to credit     *     of its costs actually incurred in prosecuting and maintaining such patents against any future payments under Article 4, subject to audit by Roche under Section 5.4.
     7.3 Status of Patent Rights. Within     *     after each anniversary of the Effective Date, each of Roche and Miikana shall advise the other Party as to the then-current status of any patent applications or patents within the advising Party’s Patent Rights specifically relevant to any Licensed Product.
     7.4 Ownership of Future Inventions and Know-How.
          (a) Miikana shall disclose to Roche any Inventions related to the Compound, Derivatives, Licensed Products, or any data generated through their use with respect to which it intends to file a patent application. Disclosure pursuant to this Section 7.4(a) shall be made not later than one month prior to filing a patent application with respect to such items.
          (b) Patentable and unpatentable Inventions or Know-How made, developed or conceived by Miikana personnel alone (or jointly with one another) shall be the sole property of Miikana (“Miikana Inventions”). Miikana shall have sole discretion and responsibility to prepare file, prosecute and maintain patent applications for Miikana Inventions, and shall be responsible for related interference proceedings.
          (c) Patentable and unpatentable Inventions or Know-How made, developed or conceived by Roche personnel alone (or jointly with one another) shall be the sole property of Roche (“Roche Inventions”). Roche shall have sole discretion and responsibility to prepare file, prosecute and maintain patent applications for Roche Inventions, and shall be responsible for related interference proceedings.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

          (d) Patentable or unpatentable Inventions or Know-How jointly made, developed or conceived by Miikana and Roche personnel shall be jointly owned, unless the Parties agree otherwise. Patent applications for joint inventions shall be prepared and prosecuted jointly.
          (e) In no event shall any disclosure of compounds, inventions or other information in accordance with this Section 7.4 be construed as an offer to sell those compounds, inventions or other information. Any disclosure under this Section 7.4 shall be subject to the confidentiality provisions of this Agreement.
ARTICLE 8
INFRINGEMENT
     8.1 Applicability. The provisions of this Article 8 shall govern the Parties’ rights and obligations, as between themselves, with respect to actions against Third Parties for infringement of the patents or misappropriation of the Know-How licensed under this Agreement. Notwithstanding the foregoing, in the case of patents and Know-How licensed under this Agreement that is owned by a Third Party, then the Parties’ rights to enforce such patents or any right in such Know-How shall be subject to the rights of such Third Party set forth in its agreement with the Party that Controls such patents or Know-How.
     8.2 Third Party Infringement.
          (a) If either Miikana or Roche becomes aware of any product made, used, sold or imported in the Territory which it believes to (i) infringe a Valid Claim within the Roche Patent Rights (“Field Infringement”) or the Miikana Patent Rights, (ii) or constitute a misappropriation of Know-How owned or Controlled by either Party covering or relating to a Licensed Product or its manufacture or use, then such Party (the “Notifying Party”) shall promptly (     *     in the event of receiving a Paragraph IV Certification described in 21 C.F.R. § 314.50(i)(A)(4)) advise the other Party of all the relevant facts and circumstances known by the Notifying Party in connection with the infringement or misappropriation.
          (b) The Parties agree that Roche shall have the right, at its own expense, but not the obligation, to enforce Roche Patent Rights against Field Infringement and Miikana shall have the right, at its own expense, but not the obligation, to enforce Miikana Patent Rights against infringement. Miikana and its Affiliates shall fully cooperate with Roche with respect to the investigation and prosecution of such alleged Field Infringement or misappropriation including (without limitation) the joining of Miikana and its Affiliates as a party to such action, as may be required by the law of the particular forum where enforcement is being sought. Roche and its Affiliates shall fully cooperate with Miikana with respect to the investigation and prosecution of such alleged infringement of the Miikana Patent Rights or misappropriation including (without limitation) the joining of Roche and its Affiliates as a party to such action, as may be required by the law of the particular forum where enforcement is being sought.
          (c) If Roche elects to proceed with an enforcement action pursuant to Section 8.2(b), then Miikana shall have the right to intervene and pursue its own damages claim

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

against any alleged Field Infringement if such Field Infringement is caused by the manufacture, use or sale of a product containing a Compound or Derivative. Any such intervention by Miikana under this Section 8.2(c) shall be controlled by Miikana with respect to such damages claim; however, Roche shall remain in control of the defense against any claim, counterclaim or defense of patent invalidity or unenforceability related to any such Field Infringement.
          (d) Roche grants to Miikana the right to enforce the Roche Patent Rights against Field Infringement, if:
               (i) Roche fails, within     *     (     *     in the event of the filing of a Paragraph IV Certification) after receiving notice from Miikana of the Field Infringement to (1) notify Miikana that Roche elects to proceed with an enforcement action pursuant to Section 8.2(b), (2) take reasonable action to investigate such alleged infringement, and (3) promptly thereafter, institute an action to abate such alleged infringement and to prosecute such action diligently (i.e. within     *     or     *     in the event of the filing of a Paragraph IV Certification), or
               (ii) Roche earlier notifies Miikana that Roche does not plan to terminate the infringement or institute such action solely pursuant to Section 8.2(b).
Roche and its Affiliates shall fully cooperate with Miikana, at Miikana’s expense, with respect to the investigation and prosecution of such alleged infringement including (but not limited to) the joining of Roche and its Affiliates as a party to such action, as may be required by the law of the particular forum where enforcement is being sought. Any such enforcement action by Miikana under Roche Patent Rights shall be limited to enforcement against Field Infringement caused by the manufacture, use or sale of a product containing a Compound or Derivative, and shall not without the advance written consent of Roche extend to any other infringement.
          (e) If Roche is prosecuting an infringement action under Section 8.2(b), then Roche shall have the right to control such litigation and shall bear all legal expenses (including court costs and legal fees and expenses), including settlement thereof. If a claim for damages is brought by Miikana pursuant to Section 8.2(c), then Miikana shall have such right to control such claim for damages and shall bear all its legal expenses (except as provided otherwise in the event that Roche should join as a party to such action). No settlement or consent judgment or other voluntary final disposition of any infringement action brought by a Party pursuant to this Section 8.2 may be entered into without the prior written consent of the other Party if such settlement would require the other Party to be subject to an injunction or to make a monetary payment or would restrict the claims in or admit any invalidity of any of the Roche Patent Rights or Miikana Patent Rights or significantly adversely affect the rights of the other Party to this Agreement.
Roche shall be entitled to keep, out of all damages or costs recovered by Roche in connection with any action filed by Roche under Section 8.2(b), and after first reimbursing both parties for any out-of-pocket costs and expenses incurred in bringing the action (“Roche Net Recovery”), an amount equal to: (i)     *     of such Roche Net Recovery for actions against a Field Infringement that do not involve manufacture, use or sate of a product containing a Compound or Derivative, and (ii)     *     of the Roche Net Recovery from any action to the extent

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

involving manufacture, use or sale of a product containing a Compound or Derivative, and the rest of such Roche Net Recovery shall be provided to Miikana. Miikana shall be entitled to keep     *     of all damages or costs recovered by Miikana in connection with any claim for damages brought by Miikana under Section 8.2(c) or 8.2(d), after first reimbursing both parties for any out-of-pocket costs and expenses incurred in bringing the action (“Miikana Net Recovery”), and the rest of such Miikana Net Recovery     *     shall be provided to Roche. If the Parties jointly prosecute such infringement action and jointly share expenses, then the Parties will split     *     all damages or costs recovered, after first reimbursing each Party pari passu for any out-of-pocket expenses in such action. If the recovery of a Party prosecuting an action solely under this Section 8.2 does not exceed the Parties’ costs in such action, then each Party shall be reimbursed pari passu for any out-of-pocket expenses incurred in such action.
          (f) Sections 8.2(b)-(e) shall apply mutatis mutandis to trade secret misappropriation actions relating to activities as it does to enforcement of Valid Claims against Field Infringement.
          (g) Neither Party shall be entitled to grant covenants not to sue or other similar rights under patents owned or controlled by the other Party, provided, however, Miikana may grant licenses and sublicenses in accordance with Section 2.2.
ARTICLE 9
REPRESENTATIONS AND WARRANTIES
     9.1 Representations and Warranties of Roche. Roche hereby represents and warrants to Miikana as of the Effective Date that:
          (a) Roche Nutley and Roche Basel are duty incorporated, validly existing and in good standing, with the corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Roche. This Agreement has been duly executed and delivered by Roche and constitutes the valid, binding and enforceable obligation of Roche, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ fights generally from time to time in effect and to general principles of equity.
          (b) Roche is not subject to, or bound by, any provision of
               (i) any articles or certificates of incorporation or by-laws;
               (ii) any mortgage, deed of trust, lease, note, shareholders’ agreement, bond, indenture, license, permit, trust, custodianship, or other instrument, agreement or restriction; or
               (iii) any judgment, order, writ, injunction or decree or any court, governmental body, administrative agency or arbitrator;

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

that would prevent, or be violated by, or under which there would be a default as a result of, nor is the consent of any Third Party required for, the execution, delivery and performance by Roche of this Agreement and the obligations contained herein, including without limitation, the grant to Miikana of the license described in Section 2.1 hereof.
          (c) ___    *     under the Roche Patent Rights for purposes other than the manufacture, use, offer for sale, importation or sale of a Compound or Derivative, or any product containing a Compound or Derivative; (ii) with the exception of license rights that may have been or may be granted under the Roche Patent Rights for purposes other than the manufacture, use, offer for sale, importation or sale of a Compound or Derivative, or any product containing a Compound or Derivative     *     ; and (iii) other than facts made available to Miikana during due diligence and facts contained in patent oppositions and other publicly available records (such as prosecution histories and the like), there     *     .
     9.2 Representations and Warranties of Miikana. Miikana hereby represents and warrants to Roche as of the Effective Date that:
          (a) Miikana is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, with the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Miikana. This Agreement has been duly executed and delivered by Miikana and constitutes the valid, binding and enforceable obligation of Miikana, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity.
          (b) Miikana is not subject to, or bound by, any provision of:
               (i) any articles or certificates of incorporation or by-laws;
               (ii) any mortgage, deed of trust, lease, note, shareholders’ agreement, bond, indenture, license, permit, trust, custodianship, or other instrument, agreement or restriction, or
               (iii) any judgment, order, writ, injunction or decree or any court, governmental body, administrative agency or arbitrator, that would prevent, or be violated by, or under which there would be a default as a result of, nor is the consent of any Third Party required for, the execution, delivery and performance by Miikana of this Agreement and the obligations contained herein.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     9.3 Disclaimer of Warranties. EXCEPT AS SET FORTH EXPRESSLY IN THIS AGREEMENT, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL RIGHTS OF THIRD PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BOTH PARTIES ACKNOWLEDGE AND DISCLAIM ANY WARRANTY AS TO: (1) THE SUCCESS OF ANY DEVELOPMENT OR CLINICAL TRIAL, STUDY OR TEST COMMENCED BY UNDER THIS AGREEMENT; OR (11) REGULATORY APPROVAL, PRODUCT INTRODUCTION, SAFETY, USEFULNESS OR COMMERCIAL SUCCESS OF ANY LICENSED PRODUCT.
ARTICLE 10
CONFIDENTIALITY
     10.1 Treatment of Confidential Information. Except as otherwise provided in this Article 10, during the term of this Agreement and for a period of     *     thereafter, Miikana and its Affiliates will retain in confidence and use only for purposes of this Agreement any information, data, and materials supplied by Roche or on behalf of Roche to Miikana and its Affiliates under this Agreement, and Roche will retain in confidence and use only for purposes of this Agreement any information, data, and materials supplied by Miikana or on behalf of Miikana to Roche under this Agreement. For purposes of this Agreement, all such information and data which a Party is obligated to retain in confidence shall be called “Confidential Information” of the disclosing Party.
     10.2 Right to Disclose. To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement or any rights which survive termination or expiration hereof, Miikana and Roche each may disclose the Confidential Information of the other Party to their respective Affiliates, sublicensees, consultants, outside contractors, clinical investigators or other Third Parties provided that such entities or persons agree in writing (a) to keep the Confidential Information confidential for the same time periods and to the same extent as Miikana and Roche are required to keep the Confidential Information confidential and (b) to use the Confidential Information only for such purposes as Miikana and Roche (as applicable) are entitled to use the Confidential Information. Each Party or its Affiliates or sublicensees may disclose such Confidential Information of the other Party to government or other regulatory authorities to the extent that such disclosure (i) is reasonably necessary to obtain patents or authorizations to conduct clinical trials with or to market commercially the Licensed Products, provided such Party is otherwise entitled to engage in such activities under this Agreement; (ii) is otherwise legally required; (iii) is in facilitation of a Party’s relationship with its existing or prospective investors; or (iv) is permitted pursuant to Section 14.7; provided that if a Party is legally required to make such a disclosure under (ii), it shall first have given prompt notice to the other Party hereto to enable it to seek any available exemptions from or limitations on such a disclosure, or to apply for confidential treatment or a protective order.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     10.3 Release From Restrictions. The foregoing obligations in respect of disclosure and use of Confidential Information shall not apply to any part of such Confidential Information that the receiving Party, or its Affiliates (all collectively referred to as the “Receiving Party”) can demonstrate by competent evidence:
          (a) is or becomes publicly available other than by acts of the Receiving Party in breach of this Agreement;
          (b) is disclosed to the Receiving Party or its Affiliates or-sublicensees by a Third Party who had the right to disclose such Confidential Information to the Receiving Party;
          (c) prior to disclosure under this Agreement, was already in the possession of the Receiving Party or its Affiliates or-sublicensees, provided such Confidential Information was not obtained, directly or indirectly, from the other Party under this Agreement; or
          (d) was independently discovered or developed by the Receiving Party without resort to or use of any Confidential Information of the disclosing Party.
     10.4 Confidentiality of Agreement. Except as otherwise required by law or the terms of this Agreement or mutually agreed upon by the Parties hereto, each Party shall treat as confidential the terms; and conditions of this Agreement, except that Roche and Miikana may each disclose such terms and conditions and the achievement of milestone and other significant events under this Agreement to its Affiliates and sublicensees, and to current and potential investors, merger partners or acquirors. Furthermore, either Party in connection with its current or future status as a public company may disclose the terms of this Agreement to the extent required by the federal securities laws, and provided, that the disclosing Party shall seek confidential treatment of key business terms contained in this Agreement, including but not limited to the royalty rates, the research and development reimbursement and the milestone payments; provided, however, that the disclosing Party shall duly consider reasonable and timely suggestions, advice and input from the non-disclosing Party with respect to seeking confidential treatment of key business terms contained in the Agreement. After execution of this Agreement, the Parties shall release the joint press release, the text of such shall be mutually agreeable to each Party, announcing the execution of the Agreement. In addition, the Parties have agreed to the publicity-related provisions that are set forth in Section 14.7.
     10.5 Return of Confidential Information. Upon termination of this Agreement by either Party for any reason, the rights of each Party to retain and use the Confidential Information of the other shall be as provided in Article 12, provided, however, that each Party may retain a single archival copy of the other Party’s Confidential Information solely for the purpose of determining the extent of disclosure of Confidential Information hereunder and assuring compliance with the surviving provisions of this Agreement.
ARTICLE 11
TRANSFERS AND ACCESS- REGULATORY
     11.1 Transfer of Know-How. Within     *     after the Effective Date, Roche shall transfer to Miikana all of the Transfer Know-How to the extent available.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Within     *     after the Effective Date, Roche shall transfer to Miikana the remainder of the Transfer Know-How. Roche agrees to provide to Miikana upon Miikana’s reasonable request and at Miikana’s sole expense the prosecution files and histories of the Roche Patent Rights that are not publicly available.
     11.2 Support. During the period beginning     *     thereafter, Roche shall allow Miikana to have     *     with available Roche key personnel at Roche’s facilities to answer questions pertaining to the Roche Know-How. During this     *     , Roche shall provide Miikana with reasonable access to key employees, if any, who are available at the time of request. All such requests by Miikana shall be made to the Roche employee designated to coordinate such requests. Such access shall not exceed     *    , of which no more than     *     shall be from any one of the following groups:     *     .
     11.3 Regulatory Affairs.
          (a) During the Term, Miikana shall (i) control and be solely responsible for making all needed Regulatory Filings relating to the development of Licensed Products and for seeking and maintaining Registrations of Licensed Products in the Field throughout the Territory, in such countries as it selects; and (ii) own and be responsible for preparing and submitting all Regulatory Rulings, including preparing all applications and reports necessary as part of an IND, NDA, DMF, BLA or other necessary filing required for Registration. Roche shall assign to Miikana all rights, title and interest in and to all Regulatory Filings that Roche has made with respect to any Compound or Derivative and all licenses, authorizations and permits that Roche has obtained with respect to clinical trials of any Compound or Derivative. Roche shall permit Miikana to access, and shall provide Miikana with sufficient rights to reference and use in association with exercising its rights and performing its obligations under this Agreement, all records pertaining to Compounds, Derivatives or Licensed Products as are in the possession and Control of Roche and are reasonably necessary for obtaining Registrations for Licensed Products.
          (b) In conducting any research or development activities under this Agreement, Miikana shall (i) ensure that its employees, agents, clinical institutions and clinical investigators comply with all FDA statutory and regulatory requirements with respect to Licensed Products, including but not limited to the Federal Food, Drug and Cosmetic Act, as amended, the Public Health Service Act, Institutional Review Boards, GCP, GLP, IND regulations, and any conditions imposed by a reviewing IRB or the FDA; and (ii) not utilize, in conducting studies on Licensed Products, any person or entities that at such time are debarred by the FDA, or that, at such time, are under investigation by the FDA for debarment action pursuant to the provisions of 21 U.S.C. § 335.
     11.4 Meetings with Regulatory Authorities. Miikana shall inform Roche of any meeting between Miikana and any Regulatory Authority to the extent that such meeting relates to the development of the Licensed Product. Roche shall be entitled, at its own expense, to have a Roche representative attend any such meeting.
     11.5 Supply of Active Compound. Miikana shall purchase from Roche at least ___    *    ___of     *     Compound (“ * ”) for     *

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

    *     payable within     *     days after the Effective Date. Roche shall deliver such MBP to Miikana within     *     days after receiving Miikana’s payment. Roche shall retain in storage     *     of MBP for a period of     *     beginning on the Effective Date. If Miikana wants Roche to store MBP beyond the     *     of the Effective Date, then Miikana shall pay to Roche     *     and Roche shall store such MBP until the second anniversary of the Effective Date. If Miikana wants to purchase the entire     *     of MBP at any time during the time in which such MBP is stored by Roche, then Miikana may do so by paying Roche     *     and Roche shall deliver such MBP to Miikana within     *     days after receiving Miikana’s payment. MBP supplied to Miikana under this Section 11.5 shall comply with the specifications set forth in Appendix D. Transfer shall be     *     at a location identified by Roche. If the MBP fails to comply with the specifications set forth in Appendix D, then Miikana shall dispose of the non-complying-MBP at its own cost and Roche shall reimburse Miikana for the payment made for such MBP.
     11.6 Product Recalls. Each Party shall advise the other if it determines that an event, incident, or circumstance has occurred which may result in the need for a recall or other removal of any Licensed Product, or a lot or lots thereof, from the market.
ARTICLE 12
TERM AND TERMINATION
     12.1 Term. This Agreement shall become binding upon the Effective Date. This Agreement shall continue thereafter in full force and effect, unless terminated sooner pursuant to Sections 12.2 or 12.3 below, until it expires upon the expiration of both Parties’ obligation to pay royalties to the other hereunder (such expiration of the term of this Agreement without termination, “Expiration”).
     12.2 Miikana Right to Terminate.
          (a) For Material Breach at any Time. Miikana may terminate this Agreement, as a whole, at any time if (i) Roche materially breaches the Agreement and (ii) such material breach is not cured by Roche within     *     after Miikana provides Roche with written notice of such breach, or, if such breach cannot be cured through commercially reasonable efforts within such     *     , and Roche has (within such time period) submitted a plan for cure as promptly as is reasonably practicable through the application of commercially reasonable efforts with a cure date reasonably acceptable to Miikana, after the earlier of the cure date agreed to by Miikana or the date Roche ceases commercially reasonable efforts to cure such breach.
          (b) For Convenience. Miikana may terminate this Agreement for convenience, upon     *     days prior written notice to Roche, provided that such notice of termination may not occur until     *     . Miikana may commence to wind down all of its activities under this Agreement immediately upon such notice. Mikana may terminate this Agreement pursuant to this Section 12.2(b) either in its entirety or in any or the following areas: (1) the US as a whole; (2) the European Union and

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

the territories and possessions of its member countries as a whole; (3) Japan and its territories and possessions as a whole; and (4) for countries not encompassed within (1), (2) and (3), in individual countries (and their territories and possessions) on a country-by-country basis.
          (c) EU Termination. As regards termination for convenience in the European Union pursuant to this Section 12.20, such termination shall be initially effective as of the expiration of the     *     notice period in each country that is at that time a member of the European Union (together with their territories and possessions), and within each country (together with its territories and possessions) that subsequently becomes a member of the European Union,     *     after it becomes such a member.
     12.3 Roche’s Right to Terminate.
          (a) For Material Breach at any Time. Roche may terminate this Agreement, as a whole, at any time if (i) Miikana materially breaches the Agreement and (ii) such material breach is not cured by Miikana within     *     after Roche provides Miikana with written notice of such breach, or, if such breach cannot be cured through commercially reasonable efforts within such     *     , and Miikana has (within such time period) submitted a plan for cure as promptly as is reasonably practicable through the application of commercially reasonable efforts with a cure date reasonably acceptable to Roche, after the earlier of the cure date agreed to by Roche or the date Miikana ceases commercially reasonable efforts to cure such breach. If Miikana files a petition for bankruptcy, dissolution, liquidation or winding up of affairs, then such petition shall not relieve Miikana of its obligation for continued performance under this Agreement pending a decision on such petition.
          (b) For Miikana’s Discontinuance of the Development Plan. Notwithstanding anything in this Agreement to the contrary, Roche may terminate the Agreement and all licenses granted herein following receipt of written notice from Miikana of Miikana’s decision to discontinue all of Miikana’s activities under the Development Plan pursuant to Section 6.3(c) in either the Territory or a sub-territory (as defined in Section 6.3(e)), as applicable. Following such termination and at Roche’s request, Miikana shall negotiate in good faith with Roche to license on commercially reasonable terms to Roche the Miikana Patent Rights and Miikana Know-How related solely to the Licensed Products.
     12.4 General Effect of Expiration or Termination. Upon Expiration or termination of this Agreement for any reason, all rights and obligations of the Parties hereunder shall cease, except as explicitly provided for below in this Article 12 or elsewhere in this Agreement. Expiration or termination of this Agreement shall not relieve the Parties of any obligation to make payments or otherwise to the extent related to events or other facts in existence prior to such Expiration or termination.
     12.5 Rights Upon Expiration or Any Termination.
          (a) Upon Expiration of this Agreement in any country, Miikana shall continue to have a royalty-free, perpetual right to Commercialize Licensed Products in the Territory, as the license granted Miikana in Section 2.1 shall automatically become royalty-free, non-exclusive and perpetual in the country of Expiration.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

          (b) Upon Expiration or termination of this Agreement for any reason, the following Sections and Articles shall survive such expiration or termination, subject to any later termination dates provided for therein: Sections 5.1 and 5.2 (with respect to payments having accrued during the term of this Agreement); Sections 5.4; 5.5; and 9.3, and Articles 1, 8 (as relates to infringement occurring during the term of this Agreement), 10, 12, 13 and 14.
     12.6 Rights Upon Certain Miikana Terminations.
          (a) Upon termination by Miikana for Roche’s uncured material breach of this Agreement pursuant to Section 12.2(a), the following Sections shall survive such termination in addition to the Sections and Articles set forth to survive in Section 12.5(b): Sections 2.1; and 3.1, 3.2 and 3.3 (with continued milestone payments); Article 4 (with continued royalty payments) and all other Sections and Articles governing the mechanics of milestone and royalty payments hereunder. The licenses granted by Roche to Miikana shall become     *     if Miikana terminates under Section 12.2(a).
          (b) If Miikana terminates this Agreement for any reason, other than Roche’s uncured material breach of this Agreement pursuant to Section 12.2(a), then Miikana’s obligations pursuant to Section 3.1 shall survive such termination.
     12.7 Rights Upon Roche Termination for Cause and Other Miikana Terminations. If Roche terminates this Agreement pursuant to Section 12.3, or Miikana terminates this Agreement for convenience pursuant to Sections 12.2(b), 12.2(c) or 12.2(4), then:
          (a) Reverted Territory: Reverted Products. The Territory, in the case of a termination in whole, and the terminated country or countries (together with their territories and possessions) in the case of a partial termination, shall be deemed to be the “Reverted Territory” effective as of the effective date of such termination. In the case of a partial termination, the Reverted Territory shall thereafter be excluded from the Territory for all purposes under this Agreement, but this Agreement will remain in effect in the remaining Territory. All Licensed Products in the Reverted Territory shall, effective upon the effective date of such termination, be deemed “Reverted Products.”
          (b) No Further Representations. The Miikana Group shall discontinue making any representation regarding its status as a licensee of or distributor for Roche in the Reverted Territory, for all Reverted Products. The Miikana Group shall cease conducting any activities with respect to the marketing, promotion, sale or distribution of the Reverted Products in the Reverted Territory.
          (c) Technology License. Miikana hereby grants to Roche, effective upon such termination, the right to negotiate a license on commercially reasonable terms under (i) any patent or patent application owned by Miikana (or any Miikana Affiliate) covering the Reverted Products having been developed or commercialized by the Miikana Group during the term of this Agreement, and (ii) all Know-How owned or Controlled by Miikana and its Affiliates relevant to Reverted Products, solely for Roche to Commercialize Reverted Products in the Reverted Territory, and to manufacture Reverted Products anywhere in the world for such Commercialization, and (iii) any Regulatory Filings of Miikana in the Reverted Territory.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

          (d) Remaining Quantities. At Roche’s request, Miikana shall sell to Roche ___    *    ___quantities of Compound or Derivative related to Reverted Products in the possession of the Miikana Group, in the case of a Territory-wide termination, or in their possession and labeled for sale in any country of the Reverted Territory, in the case of a partial termination, subject to all the disclaimers in Section 9.3. Such sale shall be     *     at a location identified by Miikana.
          (e) No Further Sales. Miikana covenants that promptly upon such termination it and its Affiliates and former sublicensees hereunder shall cease to sell, and thereafter shall not sell, any Reverted Product in the Reverted Territory prior to     *     after the effective date of termination.
          (f) Cross-Border Sales After Partial Termination. To the extent permitted by law, Miikana shall take reasonable measures to prevent any sales of Licensed Product originally sold by it in the Territory into the Reverted Territory. Such measures shall include without limitation, to the extent permitted by law: (i) refraining from selling quantities of Licensed Products to any entity Miikana has reason to believe (including as a result of written notice from Roche) may cause such quantities to be resold in the Reverted Territory, and (ii) contractually requiring each of its sublicensees and distributors of Licensed Produces to refrain from selling quantities of Licensed Products to any entity that the sublicensee or distributor has reason to believe may cause such quantities to be resold in the Reverted Territory. If Roche believes that Licensed Product originally sold by Miikana in the Territory is being sold in the Reverted Territory, senior executives of the Parties shall meet to discuss the situation. If such resale is occurring, then the Parties shall mutually agree on an equitable mechanism to compensate Roche for lost sales of Reverted Products in the Reverted Territory. In addition, this Section 12.7(f) shall apply to Roche mutatis mutandis to require that Roche must guard against Reverted Product originally sold in the Reverted Territory being resold into the Territory.
ARTICLE 13
INDEMNIFICATION
     13.1 Indemnification by Miikana. Subject to Sections 13.3 and 14.14 hereof, Miikana hereby agrees to defend, indemnify and hold harmless Roche and its Affiliates and licensors, and their directors, officers, employees and agents (“Roche Indemnitees”) from and against any liabilities, losses, fines, penalties, damages, expenses (including reasonable attorney’s fees and expenses and expenses incurred in connection with the enforcement of this provision), resulting from any Third Party suits, actions, or claims brought or threatened after the Effective Date of this Agreement and which arise out of claims against Roche brought by Third Parties after the Effective Date of this Agreement, including but not limited to, any actions in contract (including breach of warranty) tort (including negligence, strict liability or commercial torts) which arise, result from, or relate to:
               (i) any breach of any of the representations or warranties of Miikana contained in Section 9.2 hereof,

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

               (ii) the gross negligence, recklessness or willful misconduct of the Miikana and its Affiliates; and
               (iii) any development or Commercialization (including without limitation; any manufacture, storage, use or possession) of Compound, Derivative or Licensed Product by Miikana, its Affiliates, sublicensees and distributors.
Items (i) through (iv) are hereinafter collectively referred to as a “Roche Loss.” Miikana shall have no obligation to indemnify Roche, to the extent that any Roche Loss arises out of the gross negligence or willful misconduct of any Roche Indemnitee or Roche’s breach of this Agreement.
     13.2 Indemnification by Roche. Subject to Sections 13.3 and 14.14 hereof, Roche hereby agrees to indemnify and hold harmless Miikana and its Affiliates and, sublicensees, and their directors, officers, employees and agents (Miikana Indemnitees”) from and against any liabilities, losses, fines, penalties, damages, expenses (including reasonable attorney’s fees and expenses and expenses incurred in connection with the enforcement of this provision), resulting from any Third Party suits, actions, or claims brought or threatened after the Effective Date of this Agreement and which arise out of claims against Miikana brought by Third Parties after the Effective Date of this Agreement, including but not limited to, any actions in contract (including breach of warranty), tort (including negligence, strict liability or commercial torts) which arise, result from, or relate to:
               (i) any breach of any of the representations or warranties of Roche contained in Section 9.1 hereof, and
               (ii) the gross negligence, recklessness or willful misconduct of Roche, its Affiliates or agents.
Items (i) through (ii) are hereinafter collectively referred to as an “Mikkana Loss.” Roche shall have no obligation to indemnify Miikana, to the extent that any Miikana loss arises out of the gross negligence or willful misconduct of any Miikana Indemnitee or Miikana breach of this Agreement.
     13.3 Indemnification Procedures With Respect to Third Party Claims.
          (a) To be eligible to seek indemnification under this Article 13 in respect to a liability, loss, fine, penalty, damage, expense, action, or claim brought against such Indemnitee by a Third Party (such claim hereinafter referred to as a “Third Party Claim”), a Miikana Indemnitee or Roche Indemnitee (each, an “Indemnitee”) shall promptly give written notice thereof to the Party from whom indemnification is sought (such Party hereinafter referred to as the “Indemnitor”) within a reasonable period of time after the assertion of such Third Party Claim by such Third Party; provided, however, that the failure to provide written notice of such Third Party Claim within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is prejudiced by such failure. The Indemnitor shall have the right to assume the complete control of the defense, compromise or settlement of any Third Party Claim (provided that no settlement of any Third Party Claim shall include any admission of wrongdoing on the part of an Indemnitee, without the prior written consent of such Indemnitee, which consent shall not be unreasonably withheld),

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

including, at its own expense, employment of legal counsel. At any time thereafter the Indemnitor shall be entitled to exercise, on behalf of the Indemnitee, any rights which may mitigate the extent or amount of such Third Party Claim; provided, however, that if the Indemnitor shall have exercised its right to assume control of such Third Party Claim, the Indemnitee (i) may, in its sole discretion and at its own expense (which expense shall not be subject to indemnification hereunder), employ legal counsel to represent it (in addition to the legal counsel employed by the Indemnitor) in any such matter, and in such event legal counsel selected by the Indemnitee shall be required to confer and cooperate with such counsel of the Indemnitor in such defense, compromise or settlement for the purpose of informing and sharing information with the Indemnitor; (ii) shall, at its own expense, make available to Indemnitor those employees, officers and directors or Indemnitee whose assistance, testimony or presence is necessary or appropriate to assist the Indemnitor in evaluating and in defending any such Third Party Claim (provided, however, that any such access shall be conducted in such a manner as not to interfere unreasonably with the operations of the businesses of Indemnitee); and (iii) shall otherwise fully cooperate with the Indemnitor and its legal counsel in the investigation and defense of such Third Party Claim.
          (b) If the Parties acting in good faith cannot agree as to the applicability of Section 13.1 and/or 13.2 to a particular Third Party Claim, then each Party (and its respective Indemnitees) reserves the right to conduct its own defense of such Third Party Claim and seek indemnification from the applicable Party upon its resolution.
ARTICLE 14
GENERAL PROVISIONS
     14.1 Force Maieure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than an obligation to make payments hereunder, when such failure or delay is caused by or results from fire; flood; earthquake; tornado; embargo; government regulation; prohibition or intervention; war; act of war (whether war be declared or not); insurrection; act of terrorism; riot; civil commotion; strike; lockout; act of God or any other cause beyond the reasonable control of the affected Party to anticipate, prevent, avoid or mitigate (a “Force Majeure Event”) so long as the affected Party uses commercially reasonable efforts to overcome the effects of the Force Majeure Event; provided, however, that any failure or delay in fulfilling a term of this Agreement shall not be considered a result of a Force Majeure Event if it arises from a knowing=failure of Miikana or Roche to comply with applicable laws and regulations.
     14.2 Further Assurances. Each Party hereto agrees to perform such acts, execute such further instruments, documents or certificates, and provide such cooperation in proceedings and actions as may be reasonably requested by the other Party in order to carry out the intent and purpose of this Agreement, including without limitation the registration or recordation of the rights granted hereunder.
     14.3 Severabilitv. Both Parties hereby expressly acknowledge and agree that it is the intention of neither Party to violate any public policy, statutory or common law, rules,

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries and specifically agree that if any word, sentence, paragraph, clause or combination thereof in this Agreement is found by a court or executive body with judicial powers having jurisdiction over this Agreement or any of the Parties hereto in a final unappealed order, to be in violation of any such provisions in any country or community or association of countries, then in such event such words, sentences, paragraphs, clauses or combination shall be inoperative in such country or community or association of countries (or reformed, for example but without limitation, to apply for a shorter period of time, such that their effect is in compliance with law) and the remainder of this Agreement shall remain binding upon the Parties hereto.
     14.4 Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered in person, or if mailed by registered or certified mail (return receipt requested) postage prepaid, or by a nationally recognized overnight courier, or by facsimile (and promptly confirmed by registered, certified mail, overnight courier or fax receipt), to the addresses given below or such other addresses as may be designated in writing by the Parties from time to time during the term of this Agreement. Any notice sent by overnight courier or facsimile shall be deemed received on the first business day after posted with the courier or transmittal. Any notice sent by registered, certified mail shall be deemed received on     *     business day following the date of posting.
In the case of Miikana:
Miikana Therapeutics
6519 Dumbarton Circle
Fremont, CA 94555
Attention: President
Telephone No.: (510) 818-2750
Facsimile No.: (510) 818-9955
and:
Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Barclay James Kamb, Esq.
Telephone No.: (650) 843-5052
Facsimile No.: (650) 849-7400
In the case of Roche:
Hoffmann-La Roche Inc.
340 Kingsland Street

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.
Nutley, NJ 07110
Attention: Corporate Secretary

and:
F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
CH-4070 Basel
Switzerland
Attention: Corporate Law
     14.5 Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties hereto, but neither this Agreement nor any of the rights, interests or obligations hereunder of any Party hereto shall be assigned without the prior written consent of the other Party (which may be withheld for any reason), provided, however, that either Party may, without such consent, assign this Agreement in whole or in part-(i) to a successor corporation in connection with the transfer or sale of all or substantially all of its business to which this Agreement pertains or in the event of the merger or consolidation with another corporation; and (ii) to an Affiliate. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.
     14.6 Performance by Affiliates. Each of Roche and Miikana acknowledge that their obligations and rights under this Agreement may be performed and exercised by Affiliates of Roche and Miikana, respectively. Obligations of the Party for which one of its Affiliates is performing hereunder shall be deemed to extend to such performing Affiliate. Each of Roche and Miikana guarantee performance of this Agreement by its Affiliates. Wherever in this Agreement the Parties delegate responsibility to Affiliates or local operating entities, the Parties agree that such entities shall not make decisions inconsistent with this Agreement, amend the terms of this Agreement or act contrary to its terms in any way. Further, if a Party’s Affiliate breaches any aspect of this Agreement performance of which has been delegate to such Affiliate or acts in any way inconsistently with the foregoing sentence, then the other Party shall be entitled to proceed against the Party whose Affiliate so breached, and shall not first be required to proceed against the Affiliate that so breached.
     14.7 Publicity. Except for the details in the press release to be agreed upon by the Parties, and as required by law, stock exchange or regulatory authority, except to the extent otherwise required by law or regulation, neither Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to the confidential terms or conditions contained in this Agreement without the prior written approval of the other Party.
     14.8 Amendment. The Parties hereto may amend, modify or after any of the provisions of this Agreement, but only by a written instrument that explicitly refers to this Agreement and is duly executed by both Parties hereto.

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

     14.9 Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made with respect to such subject matter are expressly superceded by this Agreement.
     14.10 Waiver. The failure of a Party to enforce at any time for any period any of the provisions hereof shall not be construed as a waiver of such provisions or of the rights of such Party thereafter to enforce each such provisions.
     14.11 No Implied Licenses. Except as expressly and specifically provided under this Agreement, the Parties agree that neither Party is granted any implied rights to or under any of the other Party’s current or future patents, trade secrets, copyrights, moral rights, trade or service marks, trade dress, or any other intellectual property rights.
     14.12 No Joint Venture. The Parties agree that the relationship of Roche and Miikana established by this Agreement is that of independent licensee and licensor. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, and nor shall this Agreement create or establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
     14.13 No Third Party Beneficiaries. All rights, benefits and remedies under this Agreement are solely intended for the benefit of Roche and Miikana, and no Third Party shall have any rights whatsoever to (i) enforce any obligation contained in this Agreement; (ii) seek a benefit or remedy for any breach of this Agreement; or (iii) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.
     14.14 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, EVEN If SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES. IN NO CASE SHALL EITHER PARTY BE LIABLE FOR ANY REPRESENTATION OF WARRANTY MADE BY THE OTHER PARTY TO ANY THIRD PARTY.
     14.15 Governing Law. This Agreement is to be construed in accordance with, and governed by, Swiss law, except in relation to the principles governing conflict of laws. This Agreement shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (Vienna Convention), except that questions affecting the construction and effect of any patent shall be determined by the laws of the country in which such patent has been

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

granted. Litigation relating to the subject matter of this Agreement shall be brought in a court in Basel, Switzerland.
     14.16 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     14.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.
     14.18 Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party’s rights and/or obligations hereunder. The Parties shall seek to amicably resolve disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To reach amicable resolution, the Parties agree to refer such disputes to the senior management of each Party for them to seek joint resolution before resorting to litigation.
Remainder of this page intentionally left blank
     In Witness Hereof, the Parties have executed this Agreement effective as of the Effective Date.

Hoffmann-La Roche Inc.

By:	/s/ Hoffmann La-Roche Inc.

Name:
Title:

F. Hoffmann-La Roche Ltd F.		Hoffmann-La Roche Ltd

By:	/s/ F. Hoffmann-La Roche Ltd.	By:	/s/ F. Hoffmann-La Roche Ltd

	Name:		Name:
	Title:		Title:

Miikana Therapeutics Inc.

By:	/s/ Dinesh V. Patel

Name: Dinesh V. Patel, Ph.D.
Title: President

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights

Count Code	Application No.	Patent No.
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

Count Code	Application No.	Patent No.
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)
Roche Patent Series 20077

Count Code	Application No.	Patent No.
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Count Code	Application No.	Patent No.
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Count Code	Application No.	Patent No.
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)

Country Code	Application No.	Patent No.
*	*
*	*	*
*	*	*
*	*	*
*	*
*	*
*	*
*	*
*	*
*	*	*
*	*	*
*	*
*	*	*
*	*
*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*
*	*
*	*
*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Country Code	Application No.	Patent No.
*	*	*
*	*
*	*	*
*	*
*	*	*
*	*	*
*	*	*
*	*
*	*	*
*	*	*
*	*
*	*	*
*	*	*
*	*	*
*	*
*	*
*	*
*	*	*
*	*
*	*	*
*	*	*
*	*	*
*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Country Code	Application No.	Patent No.
*	*	*
*	*	*
*	*
*	*
*	*
*	*	*
*	*
*	*	*
*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)
Roche Patent Series 20524

Country Code	Application No.	Patent No.
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Country Code	Application No.	Patent No.
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*
*	*
*	*
*	*
*	*
*	*	*
*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)
Roche Patent Series 20690

Country Code	Application No.	Patent No.
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)
Roche Patent Series 20798

Country Code	Application No.	Patent No.
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*
*	*
*	*
*	*	*
*	*	*
*	*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix A
List of Roche Patent Rights (continued)
Roche Patent Series 20865

Country Code	Application No.	Patent No.
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

APPENDIX B
Transfer of Know How

Binder No./Color	Description	Date	HLR No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*
*	*	*
*	*	*	*
*	*	*	*
*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*
*	*	*	*
*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

Binder No./Color	Description	Date	HLR No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*
*	*
*	*	*	*
*	*	*	*
*	*
*	*	*
*	*	*	*
*	*	*	*
*	*
*	*	*	*
*	*	*	*
*

Green Corner Report
No./Binder No.	Description
*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

2

*	*
*	*
*
*	*
*
*
*
*
*
*
*
*
*
*
*	*
*	*
*	*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*	*
*
*
*	*
*
*
*

Binder No./Color	Description
*	*
*	*
*

Binder No./Color	Description
*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

3

*	*
*	*
*	*
*	*
*	*
*	*
*	*[1]
*
*

Binder No./Color	Description
*
*
*
*
*
*
*
*
*
*
*
*
*
*

[1]

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

4

Appendix C
Development Plan
Phase 2:

➢	*

	➢	*

	➢	*

	➢	*

➢	*

	➢	*

	➢	*

➢	*

➢	*

	➢	*

	➢	*

	➢	*

➢ *

	➢	*

➢	*

*	*	*	*	*
*	*	*	*	*

*

Phase 1b/ co-administration \trials

➢	*

	➢	*

	➢	*

➢	*

	➢	*

	➢	*

➢	*

	➢	*

➢ *

	➢	*

	➢	*

➢	*

➢	*

➢	*

➢	*

	➢	*

	➢	*

➢ *

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

	➢	*

		➢	*

	➢	*

		➢	*

➢	*

		➢	*

➢	*

*	*	*	*	*
*	*	*	*	*

*

o	*

o	*

o	*

o	*

o *

o	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

*

o		*

o		*

o		*

*

o	*

	o	*

	o	*

	o	*

	o	*

▪ *

▪ *

▪ *

▪ *

▪ *

o	*

	o	*

	o	*

	o	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Glossary Of Abbreviations

*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

*	The marked portions have been omitted pursuant to a request for confidential treatment and filed separately with the Securities Exchange Commission.

Appendix D
Active Compound Specifications

Appendix E
Stock Purchase Agreement